Janus Money Market Fund
                       Janus Tax-Exempt Money Market Fund

                                Investor Shares

                      Supplement Dated September 13, 2000
                     to Prospectus Dated January 31, 2000,
                as Supplemented March 16, 2000 and June 6, 2000

THIS INFORMATION SUPPLEMENTS THE FUNDS' PROSPECTUS. THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENT(S) AND THE PROSPECTUS TOGETHER CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

Janus Capital Corporation has purchased money market fund insurance for Janus Money Market Fund and Janus Tax-Exempt Money Market Fund. This insurance will protect the Funds in the event of, among other things, a decrease in the value of a portfolio security due to the default or bankruptcy of the issuer. The money market insurance policy covers all securities in which the Funds invest, other than certain securities issued, guaranteed, or backed by the U.S. government. Although the Funds seek to preserve the value of your investment at $1.00 per share, the policy does not guarantee that a Fund will maintain a value of $1.00 per share. The policy became effective on September 11, 2000 and will expire on September 11, 2001 unless renewed.